UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54191	33-1219070
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

621Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 16, 2015, Sino Agro Food, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fiscal quarter ended September 30, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE.

Earnings Call Information

The Company will host an earnings call on November 30, 2015 at 10:00 A.M. EDT to discuss financial results for the third quarter of 2015. To participate in the conference call please make note of the following information:

Date: November 30, 2015

Time: 10:00 A.M., U.S. Eastern Daylight Time

Participant Dialing Instructions from:

Sweden: +46 8 566 427 00	United Kingdom: +44 203 428 14 13
Norway: +47 235 002 66	China: +86 400 612 12 62
United States: + 1 (866) 388-1925	Conference Code: 320956# (only needed if calling from China)

An audio replay of the conference call will be made available in the Investor Relations section of the Company’s web site, www.sinoagrofood.com.

Separately, on November 11, 2015, the Company issued a press release regarding the Company’s financial results for its fiscal quarter ended September 30, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.2.

In addition, on November 16, 2015, the Company released a quarterly interim report (the “Report”) that provides detailed segment operational performance and developments, complementing the quarterly results press release attached hereto as Exhibit 99.1. The Report is attached hereto as Exhibit 99.3.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 2.01 (in the case of Exhibits 99.1 and 99.3), 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Text of press release issued by Sino Agro Food, Inc. on November 16, 2015.

99.2	Text of press release issued by Sino Agro Food, Inc. on November 11, 2015.

99.3	Text of quarterly interim report issued by Sino Agro Food, Inc. on November 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: November 17, 2015	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive Officer